Subsequent Events	12 Months Ended
Mar. 31, 2022
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Subsequent Events

43)    SUBSEQUENT EVENT

On April 5, 2022, the Group through one of its Indian subsidiaries, acquired majority interest in Book My Forex Private Limited, a leading online foreign currency exchange service provider in India. This investment will help the Group in enhancing the foreign exchange options provided particularly to its outbound travelling customers. This business acquisition was executed by entering into a Share Purchase Agreement (‘SPA’) for a cash consideration of USD 7,711. The Group is in the process of completing the business combination accounting with respect to this acquisition in line with the transaction documents.